SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed  by  the  Registrant                         [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement          [ ]  Confidential, for Use
                                                 of  the  Commission  Only
[ ]  Definitive  Proxy  Statement                (as  permitted  by  Rule
                                                 14a-6(e)(2))
[X]  Definitive Additional  Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GRILL CONCEPTS, INC.
                              --------------------
                (Name of Registrant As Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------

4.   Proposed  maximum  aggregate  value  of  transaction:

     ------------------------------------------------------------------------

5.   Total  fee  paid:

     ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount  Previously  Paid:

     ------------------------------------------------------------------------

2.   Form,  Schedule  or  Registration  Statement  No.:

     ------------------------------------------------------------------------

3.   Filing  Party:

     ------------------------------------------------------------------------

4.   Date  Filed:

     ------------------------------------------------------------------------

 The GRILL                                                      DAILY GRILL
ON THE ALLEY


                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                              Los Angeles, CA 90049

                                  June 22, 2005


Dear Stockholder:

Grill Concepts, Inc. previously mailed to you a Proxy Statement and Proxy Card in connection with the Company's 2005 Annual Shareholders Meeting to be held on July 27, 2005.

It has come to our attention that the Proxy Card mailed mistakenly indicates that stockholders are being asked to ratify the appointment of KPMG as the Company's independent certifying accountants. The reference to KPMG is incorrect and is inconsistent with the Proxy Statement provided as well as the form of Proxy Card filed with the SEC. The Proxy Card should have stated that stockholders are being asked to ratify the appointment of Moss Adams LLP as the Company's independent certifying accountants.

A corrected form of Proxy Card is included with this letter.

If you have previously submitted a Proxy Card reflecting the erroneous proposal to ratify the appointment of the Company's independent certifying accountants you are requested to complete and return the revised and corrected form of Proxy Card included herewith. If you have not previously submitted a Proxy Card, please discard the erroneous Proxy Card that references KPMG and utilize the enclosed form of Proxy Card to vote your shares. In the event the erroneous form of Proxy Card is received it will be voided. In order for your vote to be counted, you must submit the enclosed corrected Proxy Card.

Your indulgence and attention to this matter is appreciated.

Sincerely,



/S/ Robert Spivak
Robert Spivak
President